UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of report (Date of earliest event reported)

                                October 10, 2006

                                VTEX Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-22661                        76-0582614
           (Commission File Number)       (IRS Employer Identification No.)

                         11811 North Freeway, Suite 200
                              Houston, Texas 77060
              (Address of Principal Executive Offices and Zip code)

                                 (281) 445-5880
              (Registrant's Telephone Number, Including Area Code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

Item 5.02(c) Appointment of Principal Executive Officer

     On October 10, 2006, the Registrant's Board of Directors appointed Marshall
A. Smith as its Chief Executive Officer.

     Business Experience and Directorships: Mr. Smith's business experience during the past five years is provided below:

     Mr. Smith has over 30 years of experience in executive management of a Gulf Coast land drilling and workover company and in an exploration and production company. From 1989, Mr. Smith was a founding director of GulfWest Energy, Inc. During his tenure at GulfWest, Mr. Smith held the positions of Chairman of the Board, Chief Executive Officer, President and Director. Mr. Smith has most recently served as the President of ARCOA Oil & Gas, Inc., the General Partner of ARCOA Energy Partners I, LP and ARCOA Energy Partners II, LP. In addition, Mr. Smith has previously worked with the Company in an advisory consultant role with a focus on strategic acquisitions and development of its oil and gas properties. He was instrumental in the Company's investment in all of the outstanding shares of Viking International Petroleum, LTD ("Viking") and the completion of an agreement on August 7, 2006 of the contribution of the Company's shares in Viking to US Energy Overseas Investments, LLC ("Overseas"), a subsidiary of U.S. Energy Systems, Inc., for consideration in the form of an equity position in Overseas which is convertible into common stock of USEY.

         Family Relationships: There are no family relationships between Mr. Smith and any of the other executive officers or directors of the Registrant.

Item 5.02(d) Election of New Director

Election of Marshall A. Smith as Chairman

     On October 10, 2006, the Board of Directors, in connection with the Registrant's engagement of Marshall A. Smith as its Chief Executive Officer, elected Mr. Smith as Chairman of the Board of Directors to serve in such capacity until the election of his successor by the Registrant's stockholders or his earlier resignation or removal.

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                                    SIGNATURE

         In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                VTEX ENERGY, INC.



Date: October 18, 2006                    By:  /s/ Randal B. McDonald, Jr.
                                               ---------------------------
                                               Randal B. McDonald, Jr.
                                               Chief Financial Officer

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